Exhibit 99.1

For immediate release

DigitalFX International, Inc. Receives Listing Determination Letter

LAS VEGAS, NV – January 13 – DigitalFX International, Inc. (NYSE Alternext US: DXN), a multi-tier Web 2.0 digital media products distribution company announced today that on January 8, 2009, the Company received notice from the NYSE Alternext US Staff indicating that the Company no longer complies with the Exchange’s continued listing standards and its securities are, therefore, subject to being delisted from the Exchange. The Company has appealed this determination and requested an oral hearing before the Exchange’s listing qualifications panel.

Specifically, as previously disclosed, the Staff previously determined that the Company was not in compliance with Sections 1003(a)(i), (ii) and (iv) of the Company Guide.  In addition, the Staff notified the Company that pursuant to Section 1003(f)(v) of the Company Guide, the Staff believes that a reverse stock split is appropriate in view of the fact that the Company’s common stock has been selling for a substantial period of time at a low price per share, and that the low selling price of the Company’s common stock over the aforementioned period constituted an additional deficiency with respect to the Exchange’s continued listing requirements.

There is no assurance that the Company’s request for continued listing will be granted.  In the event that the Company is not granted its request for continued listing on the NYSE Alternext US Exchange, the Company believes that its securities will be eligible to trade or be quoted on alternative markets.

About DigitalFX International, Inc.
DigitalFX International, Inc. (AMEX: DXN) markets web-based products such as streaming live and on-demand video, video email and digital storage that because of their extremely low cost for the first time brings the next generation Internet revolution to individuals through its www.helloworld.com website and small and medium-sized businesses via its www.firststream.com website. The company also markets proprietary communication and collaboration services, and social networking software applications, including its flagship product, called the Studio. For more information about DigitalFX, please visit us at www.digitalfx.com.

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FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  Examples of forward-looking statements include statements related to our compliance with the continued listing requirements of the NYSE Alternet US Stock Exchange and the eligibility of our securities to trade or be quoted on alternative markets.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.   The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward looking statements if they comply with the requirements of the Act.

Investor Relations:
IR@digitalfx.com

DigitalFX International, Inc.
702-938-9300